Item 12(b).

          CERTIFICATION UNDER SECTION 906 OF SARBANES-OXLEY ACT OF 2002

     Name of Issuer:  T. Rowe Price Emerging Markets Bond Fund


     In connection with the Report on Form N-CSR for the above named issuer, the undersigned hereby certifies, to the best of his knowledge, that:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934;

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.





     Date:  February 18, 2005                 /s/ James S. Riepe
                                              ----------------------------------
                                              James S. Riepe
                                              Principal Executive Officer

     Date:  February 18, 2005                 /s/ Joseph A. Carrier
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                                              Joseph A. Carrier
                                              Principal Financial Officer